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                          DOBSON COMMUNICATIONS CORPORATION

                              INDEMNIFICATION AGREEMENT


       THIS INDEMNIFICATION AGREEMENT is made this ___ day of January, 2000, between DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation (the "Corporation") and ___________________________ (the "Director").

                                  WITNESSETH THAT:

       WHEREAS, the Director has agreed to serve as a director of the Corporation; and

       WHEREAS, the Director will be performing a valuable service for the Corporation; and

       WHEREAS, the stockholders of the Corporation have adopted bylaws (the "Bylaws") providing for the indemnification of the directors, officers, agents and employees of the Corporation to the maximum extent authorized by Section 1031 of the Oklahoma General Corporation Act, as amended (the "State Statute"); and

       WHEREAS, the Bylaws and the State Statute specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Corporation and the members of its Board of Directors with respect to indemnification; and

       WHEREAS, recent developments with respect to the application, amendment and enforcement of statutory and by-law indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors thereby; and

       WHEREAS, in order to resolve such questions and thereby induce the Director to serve and to continue to serve as a member of the Board of Directors of the Corporation, the Corporation has determined and agreed to enter into this contract with the Director;

       NOW, THEREFORE, in consideration of the Director's willingness to serve and continue to serve as a director, the parties have entered into this agreement.

       1. INDEMNITY OF DIRECTOR. The Corporation hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by the provisions of the State Statute, or by any amendment thereof, or any other statutory provisions authorizing or permitting such indemnification presently in existence or which may be adopted after the date hereof. In this regard, the Corporation agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened claims, investigations, actions, appeals and other



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proceedings, whether civil, criminal, administrative or otherwise (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an "Action"), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, "Losses") incurred, suffered or expended by or on behalf of, or threatened against, the Director with respect to any action or inaction taken in the course of (a) the Director's nomination and standing for election as a director of the Corporation, (b) if elected a director of the Corporation, the Director's duties as a director of the Corporation and any of its subsidiaries, including without limitation any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (c) the Director's duties as an officer, employee or agent of the Corporation and any of its subsidiaries (if he serves in such capacities) and (d) the Director's duties as a director, officer, employee, or agent of any subsidiary of the Corporation, or of another corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Corporation. If th Director is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Corporation will nevertheless indemnify the Director for the portion thereof to which the Director is entitled. Payment of any indemnification pursuant to this Section 1 shall be made within thirty (30) business days after request by the Director therefor. If requested by the Director, payment of indemnification for any Losses shall be made as the same are incurred notwithstanding that the Action in respect of which the Losses were incurred has not been finally determined.

       2. LIMITATIONS ON INDEMNITY. No indemnity pursuant to Section 1 hereof shall be paid by the Corporation:

              2.1 In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

              2.2 On account of any suit in which judgment is rendered against the Director for an accounting of profits made from the purchase or sale by the Director of securities of the Corporation pursuant to the provisions of
Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or similar provisions of any federal, state or local statutory law;

              2.3 On account of the Director's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest, grossly negligent or to constitute willful misconduct; or

              2.4 If a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful;

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provided, however, notwithstanding any other provision of this agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

       3. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period the Director is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter so long as the Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that the Director was a director of the Corporation or serving in any other capacity referred to herein.

       4. NOTIFICATION AND DEFENSE OF CLAIM. As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the failure so to notify the Corporation will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent the Corporation is materially and adversely prejudiced or affected by such failure. With respect to any such Action as to which the Director notifies the Corporation of the commencement thereof:

              4.1 The Corporation and its subsidiaries will be entitled to participate therein at their own expense; and

              4.2 Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified, if aplicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director. After notice from the Corporation to the Director of its election so to assume the defense thereof, the Corporation will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ its own separate counsel in such Action but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Corporation, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Director in the conduct of the defense of such Action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any Action brought by or on behalf of the Corporation or as to which the Director shall have made the conclusion provided for in (ii) above.

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              4.3    The Corporation shall not be liable to indemnify the
Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent. The Corporation shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director's written consent. Neither the Corporation nor the Director will unreasonably withhold its consent to any proposed settlement.

       5. ADVANCEMENT OF EXPENSES. The provisions of Section 1 of this Agreement notwithstanding, the Corporation agrees to reimburse the Director within ten (10) business days after request therefor, and in advance of the final determination of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law for any reasonable legal or other expenses incurred by the Director either in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any Action arising in any manner out of or in connection with serving or acting as a director of the Corporation including, without limitation, as described in Sections 1(a) through 1(d), and in connection with the enforcement of this Agreement and the indemnification obligations set forth herein. In addition, if requested by the Director, the Corporation shall, within ten (10) business days after request therefor, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

       6. REPAYMENT OF EXPENSES. The Director agrees that the Director will promptly, upon demand, reimburse the Corporation for all reasonable expenses paid by the Corporation pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined that the Director is not entitled to be indemnified by or receive contribution from the Corporation for such expenses under the provisions of the State Statute, the Bylaws, this Agreement or otherwise.

       7. CONTRIBUTION. If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses. Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Corporation resulting from the Director serving as a director of the Corporation or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Corporation on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations. The Director and the Corporation agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation. The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Corporation in good faith.

       8.     ENFORCEMENT.

              8.1 The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce the Director to serve and continue to serve as a director of the Corporation and any of its

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subsidiaries, and acknowledges that the Director is relying upon this
Agreement. In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Corporation to establish that the Director is not so entitled.

              8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse the Director for all of the Director's reasonable fees and expenses in bringing and pursuing such action.

       9. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

       10.    GOVERNING LAW; BINDING EFFECT; AMENDMENT AND TERMINATION.

              10.1 This Agreement shall be interpreted and enforced in accordance with the laws of the State of Oklahoma.

              10.2 This Agreement shall be binding upon the Director and upon the Corporation, its successors and assigns, and shall inure to the benefit of the Director, his estate, heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

              10.3 The terms of this Agreement may be amended or modified only an instrument in writing signed by the parties hereto.

       11. NO PRESUMPTION. For purposes of this Agreement, the termination of any Action by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere or its equivalent, will not create a presumption that the Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

       12. LIABILITY INSURANCE. To the extent the Corporation maintains an insurance policy or policies providing directors' liability insurance, the Corporation will use its best efforts to cause the Director to be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Director of the Corporation.

       13. RESERVATION OF RIGHTS. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to indemnification to which the Director may be entitled under any statute, certificate or articles of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise, and shall continue after the Director has ceased to be a director or failed to be elected a director.

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       14.  PERIOD OF LIMITATIONS.  No legal action shall be brought and no cause of action shall be asserted by or in the right of the Corporation against the Director or the Director's spouse, estate, heirs, executors or personal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of actin of the Corporation shall be extinguished and deemed released unless asserted by the timely filing o f a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.


       14. NOTICES. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests, or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five (5) calendar days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service such as Federal Express, UPS, DHL or Airborne, addressed to the Corporation (to the attention of the President or the Secretary of the Corporation) at its address set forth below and to the Director at his address set forth below, or to such other address as either party may have furnished to the other in writing and in accordance herewith, except that the notices of changes of address will be effective only upon receipt.

       15. WAIVER, ETC. No waiver or discharge of any provision of this Agreement or a breach of any provision of this Agreement shall be effective unless such waiver or discharge is agreed to in writing and signed by the party to be charged. Any waiver on the part of any party hereto of any right or interest under this Agreement shall not constitute the waiver of any other right or interest or any subsequent waiver of such right or interest. The failure of any party at any time to require performance of any provision of this Agreement shall not affect the right of such party to require full performance thereof at any time thereafter. Any waiver of any party of a breach of any provision of this Agreement shall not constitute a waiver of any subsequent breach thereof and shall not nullify the effectiveness of such provision. The failure by any party to give notice of a breach of any provision of this Agreement shall not constitute a waiver of such breach.

       16. CAPTIONS; REFERENCES. The captions throughout this Agreement are for convenience only and are not intended to limit or be used in the interpretation of the provisions of this Agreement. References in this Agreement to sections are references to Sections of this Agreement.

       17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

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CORPORATION:                           DOBSON COMMUNICATIONS CORPORATION


                                       By
                                         -------------------------------
                                         President
                                         13439 N. Broadway Extension
                                         Oklahoma City, Oklahoma 73114
                                         Telephone: (405) 529-3500
                                         Facsimile: (405) 529-8515

DIRECTOR:

                                       ---------------------------------
                                       Director

                                       ---------------------------------
                                       Address

                                       ---------------------------------
                                       City        State             Zip

                                       Telephone:
                                       Facsimile:













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